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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 22, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On January 22, 2001, the Registrant issued a press release announcing its 2000 fourth quarter and full year earnings and distributed a 2000 Fourth Quarter/Full Year Earnings Supplement. Such press release is filed herein as
Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

On September 8, 2000 the portion of the agreement dated February 27, 1995 (the "Agreement") between the Registrant and Berkshire Hathaway Inc. relating to the voting of American Express securities by Berkshire Hathaway was amended to remain in effect after Kenneth Chenault replaced Harvey Golub as CEO. The Agreement was filed as Exhibit 10.43 of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994. The amendment to the Agreement is filed herein as Exhibit 99.3

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

         99.1 Press release of American Express Company announcing its 2000 fourth quarter earnings, dated January 22, 2001.

         99.2 2000 Fourth Quarter/Full Year Earnings Supplement of American Express Company.

         99.3 Amendment dated September 8, 2000 to the agreement dated February 27, 1995 between the Registrant and Berkshire Hathaway Inc.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   January 22, 2001
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                                  EXHIBIT INDEX

Item No.                          Description
---------                         -----------

         99.1 Press release of American Express Company announcing its 2000 fourth quarter earnings, dated January 22, 2001.

         99.2 2000 Fourth Quarter/Full Year Earnings Supplement of American Express Company.

         99.3 Amendment dated September 8, 2000 to the agreement dated February 27, 1995 between the Registrant and Berkshire Hathaway Inc.